EXHIBIT 99.1

Home BancShares, Inc. Announces Second Quarter 2009 Earnings

CONWAY, Ark., July 16, 2009 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB), parent company of Centennial Bank, today announced second quarter net income of $5.4 million, or $0.24 diluted earnings per common share for the quarter ended June 30, 2009, compared to earnings of $5.7 million, or $0.28 (stock dividend adjusted) diluted earnings per common share for the same period in 2008. During the second quarter of 2009, the Company accrued $1.2 million for the upcoming FDIC special assessment and incurred $896,000 of merger expense relating to its charter consolidation. Excluding the $1.3 million after-tax or $0.06 diluted earnings per common share impact of these two non-core items, core net income and core diluted earnings per common share for the second quarter of 2009 were $6.7 million and $0.30, respectively.

Because acquisitions are a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share and core cash diluted earnings per share were $0.25 and $0.31 for the second quarter of 2009, respectively.

"Our Company continues to make marked improvement in its operating performance," said John Allison, Chairman and Chief Executive Officer. "Our efficiency ratio is improving nicely, the net interest margin is above our stated goal of 4%, the reserves and capital levels are strong. Asset quality, particularly Florida, continues to be a challenge. Fortunately, our earnings are affording us the opportunity to deal with the credit quality issues and show good operating results. We believe that we are well positioned to take advantage of opportunities on the horizon in these difficult economic times."

Operating Highlights

Net interest income for the second quarter of 2009 increased 4.5% to $22.7 million compared to $21.7 million for the second quarter of 2008. Net interest margin, on a fully taxable equivalent basis, was 4.08% in the quarter just ended compared to 3.89% in the second quarter of 2008, an increase of 19 basis points. The Company's second quarter 2009 net interest margin of 4.08% reflected an increase of 15 basis points from 3.93% in the first quarter of 2009. The Company's ability to improve pricing on our deposits and hold the decline of interest rates on loans to a minimum allowed the Company to improve net interest margin. The proceeds from our issuance of $50.0 million of Fixed Rate Cumulative Perpetual Preferred Stock Series A to the United States Department of Treasury under the Capital Purchase Program allowed the Company to improve net interest margin six basis points for the second quarter of 2009.

Non-interest income for the second quarter of 2009 was $8.0 million compared with $7.7 million of non-interest income (excluding the impairment loss on securities) for the second quarter of 2008, an increase of $256,000 or 3.3%. The increase in the second quarter of 2009 is primarily the result of organic growth. During 2009, we are experiencing record income from our mortgage lending division.

Non-interest expense for the second quarter of 2009 was $20.3 million compared with $18.5 million for the second quarter of 2008. Excluding the $896,000 of merger expenses and the $1.5 million increase in FDIC and state assessment fees, non-interest expense for the second quarter of 2009 improved by $615,000 or 3.3% when compared to the second quarter of 2008.

Financial Condition

Total loans were $1.97 billion at June 30, 2009 compared to $1.95 billion at June 30, 2008. Total deposits were $1.83 billion at June 30, 2009 compared to $1.90 billion at June 30, 2008. Total assets were $2.58 billion at June 30, 2009 compared to $2.61 billion at June 30, 2008.

Non-performing loans were $35.3 million as of June 30, 3009, of which $24.1 million were located in Florida. Non-performing loans as a percent of total loans were 1.79% as of June 30, 2009 compared to 0.63% as of June 30, 2008. Non-performing assets were $52.9 million as of June 30, 2009, of which $37.2 million were located in Florida. Non-performing assets as a percent of total assets were 2.05% as of June 30, 2009 compared to 0.82% as of June 30, 2008.

The Company's allowance for loan losses was $41.8 million at June 30, 2009, or 2.12% of total loans, compared to $36.6 million, or 1.87% of total loans, at June 30, 2008. As of June 30, 2009, the Company's allowance for loan losses equaled 119% of its total non-performing loans compared to 299% as of June 30, 2008.

Stockholders' equity was $343.4 million at June 30, 2009 compared to $287.9 million at June 30, 2008, an increase of $55.5 million. Book value per common share was $14.78 at June 30, 2009 compared to $14.53 (stock dividend adjusted) at June 30, 2008.

Branches

During 2009, the Company opened an Arkansas branch location in Heber Springs. Presently, the Company is evaluating additional opportunities but has no firm commitments for any additional de novo branch locations. As a result of the evaluation process for cost saving opportunities under the efficiency study, three existing Arkansas branches were closed during the second quarter of 2009. The locations closed were located in New Edinburg, Kingsland and one of our two Heights neighborhood locations in Little Rock.

Charter Consolidation

In July 2008, management of Home BancShares, Inc. approved the combining of all six of the Company's individually charted banks into one charter and adopting Centennial Bank as the common name.

In the fourth quarter of 2008, First State Bank and Marine Bank consolidated and adopted Centennial Bank as its new name. Community Bank and Bank of Mountain View were completed in the first quarter of 2009, and Twin City Bank and the original Centennial Bank finished the process in June of 2009. All of the banks now have the same name, logo and charter allowing for a more customer-friendly banking experience and seamless transactions across our entire banking network. We remain committed to our community banking philosophy and will continue to rely on local management and boards of directors.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, July 16, 2009. Interested parties can listen to this call by calling 1-800-860-2442 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 431597, which will be available until July 24, 2009. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.'s financial results are included in its Form 10-K, filed with the Securities and Exchange Commission in March 2009.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Our wholly-owned subsidiary Centennial Bank provides a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. Centennial Bank has locations in central Arkansas, north central Arkansas, southern Arkansas, the Florida Keys and southwestern Florida. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB."

                        Home BancShares, Inc.
              Consolidated End of Period Balance Sheets
                             (Unaudited)

                 Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,   Jun. 30,
 (In thousands)    2009       2009       2008       2008       2008
 -------------- ---------- ---------- ---------- ---------- ----------

     ASSETS
     ------

 Cash and due
  from banks    $   41,531 $   41,396 $   46,765 $   50,445 $   60,915
 Interest-
  bearing
  deposits with
  other banks        4,553      9,025      7,403     10,290      4,845
                ---------- ---------- ---------- ---------- ----------
  Cash and cash
   equivalents      46,084     50,421     54,168     60,735     65,760
 Federal funds
  sold              31,805     15,510      7,865     28,347      7,436
 Investment
  securities -
  available for
  sale             309,989    334,916    355,244    381,564    383,285
 Loans
  receivable     1,972,704  1,966,572  1,956,232  1,967,923  1,951,272
 Allowance for
  loan losses      (41,804)   (40,822)   (40,385)   (36,372)   (36,563)
                ---------- ---------- ---------- ---------- ----------
  Loans
   receivable,
   net           1,930,900  1,925,750  1,915,847  1,931,551  1,914,709
 Bank premises
  and equipment,
  net               71,914     72,815     73,610     70,500     70,745
 Foreclosed
  assets held
  for sale          17,606     15,397      6,763      9,392      5,284
 Cash value of
  life insurance    51,249     50,676     50,201     49,731     49,189
 Investments in
  unconsolidated
  affiliates         1,424      1,424      1,424      1,424      1,424
 Accrued
  interest
  receivable        12,840     12,850     13,115     13,804     13,962
 Deferred tax
  asset, net        14,669     16,659     16,267     14,530     12,420
 Goodwill           53,039     53,138     50,038     50,038     49,849
 Core deposit
  and other
  intangibles        5,622      6,084      6,547      7,009      7,471
 Mortgage
  servicing
  rights             1,526      1,744      1,891      2,039      2,186
 Other assets       31,259     28,767     27,113     29,926     27,899
                ---------- ---------- ---------- ---------- ----------
  Total assets  $2,579,926 $2,586,151 $2,580,093 $2,650,590 $2,611,619
                ========== ========== ========== ========== ==========

 LIABILITIES AND
  STOCKHOLDERS'
  EQUITY
 ---------------

 Liabilities
 Deposits:
  Demand and
   non-interest-
   bearing      $  294,339 $  297,146 $  249,349 $  263,410 $  248,036
  Savings and
   interest-
   bearing
   transaction
   accounts        661,387    664,964    656,758    680,217    722,877
  Time deposits    876,339    874,337    941,801    969,444    930,890
                ---------- ---------- ---------- ---------- ----------
   Total
    deposits     1,832,065  1,836,447  1,847,908  1,913,071  1,901,803
 Federal funds
  purchased             --         --         --         --      8,485
 Securities
  sold under
  agreements to
  repurchase        65,232     74,478    113,389    108,350    116,865
 FHLB borrowed
  funds            277,640    277,827    282,975    278,182    238,551
 Accrued
  interest
  payable and
  other
  liabilities       14,105     11,034      5,202     12,350     10,440
 Subordinated
  debentures        47,530     47,552     47,575     47,598     47,620
                ---------- ---------- ---------- ---------- ----------
  Total
   liabilities   2,236,572  2,247,338  2,297,049  2,359,551  2,323,764
                ---------- ---------- ---------- ---------- ----------

 Stockholders'
  equity
 Preferred stock    49,185     49,139         --         --         --
 Common stock          199        199        199        198        183
 Capital surplus   255,009    254,501    253,581    252,836    220,248
 Retained
  earnings          40,704     37,126     32,639     43,310     70,220
 Accumulated
  other
  comprehensive
  loss              (1,743)    (2,152)    (3,375)    (5,305)    (2,796)
                ---------- ---------- ---------- ---------- ----------
  Total
   stockholders'
   equity          343,354    338,813    283,044    291,039    287,855
                ---------- ---------- ---------- ---------- ----------
  Total
   liabilities
   and
   stockholders'
   equity       $2,579,926 $2,586,151 $2,580,093 $2,650,590 $2,611,619
                ========== ========== ========== ========== ==========

 CAPITAL RATIOS
 --------------
 Common equity
  to assets           11.4%      11.2%      11.0%      11.0%      11.0%
 Tangible common
  equity to
  tangible
  assets               9.3%       9.1%       9.0%       9.0%       9.0%

                        Home BancShares, Inc.
               Consolidated Statements of Income (Loss)
                             (Unaudited)

                                          Quarter Ended
                           -------------------------------------------
                           Jun. 30, Mar. 31, Dec. 31, Sep. 30, Jun. 30,
 (In thousands)              2009     2009     2008     2008     2008
 ------------------------  -------  -------  -------  -------  -------

 Interest income
  Loans                    $29,389  $29,138  $30,527  $31,831  $32,209
  Investment securities
   Taxable                   2,252    2,653    2,870    2,982    2,996
   Tax-exempt                1,343    1,298    1,267    1,216    1,199
  Deposits - other banks         8       12        6       35       37
  Federal funds sold             4        7       24       24       99
                           -------  -------  -------  -------  -------

 Total interest income      32,996   33,108   34,694   36,088   36,540
                           -------  -------  -------  -------  -------

 Interest expense
  Interest on deposits       7,131    8,118    9,700   10,752   11,619
  Federal funds purchased        2        2       14       79       20
  FHLB borrowed funds        2,359    2,390    2,382    2,239    2,059
  Securities sold under
   agreements to
   repurchase                  124      111      173      394      367
  Subordinated debentures      659      676      800      769      734
                           -------  -------  -------  -------  -------

 Total interest expense     10,275   11,297   13,069   14,233   14,799
                           -------  -------  -------  -------  -------

 Net interest income        22,721   21,811   21,625   21,855   21,741
  Provision for loan
   losses                    2,750    1,000   20,064    1,439      704
                           -------  -------  -------  -------  -------
 Net interest income after
  provision for loan
  losses                    19,971   20,811    1,561   20,416   21,037
                           -------  -------  -------  -------  -------

 Non-interest income
  Service charges on
   deposit accounts          3,633    3,374    3,650    3,557    3,352
  Other service charges
   and fees                  1,841    1,784    1,513    1,698    1,699
  Data processing fees         134      186      256      239      225
  Mortgage lending income      815      880      629      695      706
  Mortgage servicing income    191      200      199      206      217
  Insurance commissions        198      257      155      164      184
  Income from title
   services                    151      140      145      141      189
  Increase in cash value
   of life insurance           574      477      471      544      513
  Dividends from FHLB, FRB
   & bankers' bank              99      107      126      194      227
  Equity in earnings of
   unconsolidated affiliate     --       --       --       --       --
  Gain on sale of equity
   investment                   --       --       --       --       --
  Gain on sale of SBA
   loans                        --       --       --       26       --
  Gain (loss) on sale of
   premises & equip, net       (19)       7      105       --       --
  Gain (loss) on OREO, net     (28)    (117)  (2,422)     (28)     (50)
  Gain (loss) on
   securities, net              (3)      --   (3,860)      --   (2,067)
  Other income                 404      320      765      348      472
                           -------  -------  -------  -------  -------

 Total non-interest income   7,990    7,615    1,732    7,784    5,667
                           -------  -------  -------  -------  -------

 Non-interest expense
  Salaries and employee
   benefits                  8,432    8,944    8,618    8,739    8,931
  Occupancy and equipment    2,667    2,677    2,800    2,825    2,726
  Data processing expense      844      807      942      815      833
  Other operating expenses   8,355    6,864    7,699    6,099    6,007
                           -------  -------  -------  -------  -------

 Total non-interest
  expense                   20,298   19,292   20,059   18,478   18,497
                           -------  -------  -------  -------  -------

 Income (loss) before
  income taxes               7,663    9,134  (16,766)   9,722    8,207
  Income tax expense
   (benefit)                 2,222    2,889   (7,386)   3,158    2,553
                           -------  -------  -------  -------  -------
 Net income (loss)           5,441    6,245   (9,380)   6,564    5,654
 Preferred stock dividends
  & accretion of discount
  on preferred stock           670      566       --       --       --
                           -------  -------  -------  -------  -------
 Net income (loss)
  available to common
  shareholders             $ 4,771  $ 5,679  $(9,380) $ 6,564  $ 5,654
                           =======  =======  =======  =======  =======

                                                        Year Ended
                                                    ------------------
                                                    Jun. 30,  Jun. 30,
 (In thousands)                                       2009      2008
 -------------------------------------------------  --------  --------

 Interest income
  Loans                                             $ 58,527  $ 65,454
  Investment securities
   Taxable                                             4,905     6,758
   Tax-exempt                                          2,641     2,367
  Deposits - other banks                                  20        92
  Federal funds sold                                      11       265
                                                    --------  --------

 Total interest income                                66,104    74,936
                                                    --------  --------

 Interest expense
  Interest on deposits                                15,249    25,141
  Federal funds purchased                                  4        89
  FHLB borrowed funds                                  4,749     4,634
  Securities sold under agreements to repurchase         235       955
  Subordinated debentures                              1,335     1,545
                                                    --------  --------

 Total interest expense                               21,572    32,364
                                                    --------  --------

 Net interest income                                  44,532    42,572
  Provision for loan losses                            3,750     5,513
                                                    --------  --------
 Net interest income after provision for loan
  losses                                              40,782    37,059
                                                    --------  --------

 Non-interest income
  Service charges on deposit accounts                  7,007     6,449
  Other service charges and fees                       3,625     3,403
  Data processing fees                                   320       435
  Mortgage lending income                              1,695     1,447
  Mortgage servicing income                              391       448
  Insurance commissions                                  455       456
  Income from title services                             291       357
  Increase in cash value of life insurance             1,051     1,098
  Dividends from FHLB, FRB & bankers' bank               206       508
  Equity in earnings of unconsolidated affiliate          --       102
  Gain on sale of equity investment                       --     6,102
  Gain on sale of SBA loans                               --       101
  Gain (loss) on sale of premises & equip, net           (12)       (2)
  Gain (loss) on OREO, net                              (145)     (430)
  Gain (loss) on securities, net                          (3)   (2,067)
  Other income                                           724       794
                                                    --------  --------

 Total non-interest income                            15,605    19,201
                                                    --------  --------

 Non-interest expense
  Salaries and employee benefits                      17,376    18,209
  Occupancy and equipment                              5,344     5,428
  Data processing expense                              1,651     1,619
  Other operating expenses                            15,219    11,924
                                                    --------  --------

 Total non-interest expense                           39,590    37,180
                                                    --------  --------

 Income (loss) before income taxes                    16,797    19,080
  Income tax expense (benefit)                         5,111     6,148
                                                    --------  --------
 Net income (loss)                                    11,686    12,932
 Preferred stock dividends & accretion of discount
  on preferred stock                                   1,236        --
                                                    --------  --------
 Net income (loss) available to common
  shareholders                                      $ 10,450  $ 12,932
                                                    ========  ========

                        Home BancShares, Inc.
                    Selected Financial Information
                             (Unaudited)

                                          Quarter Ended
 (Dollars and shares in    -------------------------------------------
  thousands, except per    Jun. 30, Mar. 31, Dec. 31, Sep. 30, Jun. 30,
  share data)                2009     2009     2008     2008     2008
 ------------------------  -------  -------  -------  -------  -------

      PER SHARE DATA
      --------------
  (Adjusted for 8% Stock
         Dividend)
 Diluted earnings (loss)
  per common share         $  0.24  $  0.28  $ (0.46) $  0.32  $  0.28
 Diluted cash earnings
  (loss) per common share     0.25     0.30    (0.45)    0.34     0.29
 Basic earnings (loss) per
  common share                0.24     0.29    (0.47)    0.32     0.29
 Dividends per share -
  common                     0.060    0.060    0.065    0.060    0.051
 Book value per common
  share                      14.78    14.58    14.25    14.68    14.53
 Tangible book value per
  common share               11.83    11.60    11.40    11.80    11.64

     STOCK INFORMATION
     -----------------
  (Adjusted for 8% Stock
         Dividend)
 Average common shares
  outstanding               19,888   19,863   19,840   19,814   19,810
 Average diluted shares
  outstanding               20,122   20,119   20,340   20,323   20,298
 End of period common
  shares outstanding        19,903   19,865   19,860   19,823   19,810

  ANNUALIZED PERFORMANCE
         RATIOS
  ----------------------

 Return on average assets     0.84%    0.97%   -1.43%    1.00%    0.89%
 Cash return on average
  assets                      0.91%    1.04%   -1.41%    1.07%    0.95%
 Return on average common
  equity                      6.53%    8.02%  -12.80%    9.02%    7.91%
 Cash return on average
  tangible common equity      8.66%   10.50%  -15.43%   11.72%   10.38%
 Efficiency ratio            62.70%   62.16%   80.96%   59.25%   64.04%
 Core efficiency ratio       56.20%   59.71%   59.33%   59.25%   59.00%
 Net interest margin - FTE    4.08%    3.93%    3.78%    3.82%    3.89%
 Fully taxable equivalent
  adjustment                   923      865      848      768      752

  RECONCILIATION OF CASH
     EARNINGS (LOSS)
  ----------------------
  (Adjusted for 8% Stock
         Dividend)
 GAAP net income (loss)
  available to common
  shareholders             $ 4,771  $ 5,679  $(9,380) $ 6,564  $ 5,654
 Intangible amortization
  after-tax                    281      281      281      281      280
                           -------  -------  -------  -------  -------
 Cash earnings (loss)      $ 5,052  $ 5,960  $(9,099) $ 6,845  $ 5,934
                           =======  =======  =======  =======  =======

 GAAP diluted earnings
  (loss) per share         $  0.24  $  0.28  $ (0.46) $  0.32  $  0.28
 Intangible amortization
  after-tax                   0.01     0.02     0.01     0.02     0.01
                           -------  -------  -------  -------  -------
 Diluted cash earnings
  (loss) per share         $  0.25  $  0.30  $ (0.45) $  0.34  $  0.29
                           =======  =======  =======  =======  =======

 OTHER OPERATING EXPENSES
 ------------------------

 Advertising               $   856  $   600  $   669  $   670  $   691
 Merger expenses               896      742    1,775       --       --
 Amortization of
  intangibles                  462      463      462      462      463
 Amortization of mortgage
  servicing rights             218      147      147      148      147
 Electronic banking expense    889      863      665      740      823
 Directors' fees               237      284      275      254      231
 Due from bank service
  charges                      107      100       89       73       82
 FDIC and state assessment   1,949      965      479      524      429
 Insurance                     271      297      241      244      235
 Legal and accounting          368      435      406      382      316
 Mortgage servicing expense     78       72       77       59       74
 Other professional fees       250      259      165      184      444
 Operating supplies            192      213      236      234      245
 Postage                       173      176      185      189      188
 Telephone                     181      178      199      238      233
 Other expense               1,228    1,070    1,629    1,698    1,406
                           -------  -------  -------  -------  -------

  Total other operating
   expenses                $ 8,355  $ 6,864  $ 7,699  $ 6,099  $ 6,007
                           =======  =======  =======  =======  =======

                                                        Year Ended
                                                    ------------------
 (Dollars and shares in thousands,                  Jun. 30,  Jun. 30,
  except per share data)                              2009      2008
 -------------------------------------------------  --------  --------

             PER SHARE DATA
             --------------
    (Adjusted for 8% Stock Dividend)
 Diluted earnings (loss) per common share           $   0.52  $   0.64
 Diluted cash earnings (loss) per common share          0.55      0.66
 Basic earnings (loss) per common share                 0.53      0.66
 Dividends per share - common                          0.120     0.097
 Book value per common share                           14.78     14.53
 Tangible book value per common share                  11.83     11.64

            STOCK INFORMATION
            -----------------
     (Adjusted for 8% Stock Dividend)
 Average common shares outstanding                    19,875    19,806
 Average diluted shares outstanding                   20,121    20,300
 End of period common shares outstanding              19,903    19,810

        ANNUALIZED PERFORMANCE RATIOS
        -----------------------------

 Return on average assets                               0.91%     1.02%
 Cash return on average assets                          0.97%     1.08%
 Return on average common equity                        7.26%     9.12%
 Cash return on average tangible common equity          9.57%    11.94%
 Efficiency ratio                                      62.44%    57.33%
 Core efficiency ratio                                 57.92%    59.78%
 Net interest margin - FTE                              4.01%     3.83%
 Fully taxable equivalent adjustment                   1,788     1,468

   RECONCILIATION OF CASH EARNINGS (LOSS)
   --------------------------------------
     (Adjusted for 8% Stock Dividend)
 GAAP net income (loss) available to common
  shareholders                                      $ 10,450  $ 12,932
 Intangible amortization after-tax                       562       562
                                                    --------  --------
 Cash earnings (loss)                               $ 11,012  $ 13,494
                                                    = ======  = ======

 GAAP diluted earnings (loss) per share             $   0.52  $   0.64
 Intangible amortization after-tax                      0.03      0.02
                                                    --------  --------
 Diluted cash earnings (loss) per share             $   0.55  $   0.66
                                                    ========  ========

         OTHER OPERATING EXPENSES
         ------------------------

 Advertising                                        $  1,456  $  1,305
 Merger expenses                                       1,638        --
 Amortization of intangibles                             925       925
 Amortization of mortgage servicing rights               365       294
 Electronic banking expense                            1,752     1,575
 Directors' fees                                         521       462
 Due from bank service charges                           207       144
 FDIC and state assessment                             2,914       801
 Insurance                                               568       463
 Legal and accounting                                    803       596
 Mortgage servicing expense                              150       161
 Other professional fees                                 509     1,277
 Operating supplies                                      405       489
 Postage                                                 349       368
 Telephone                                               359       464
 Other expense                                         2,298     2,600
                                                    --------  --------

  Total other operating expenses                    $ 15,219  $ 11,924
                                                    ========  ========

                        Home BancShares, Inc.
                    Selected Financial Information
                             (Unaudited)

 (Dollars in     Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,   Jun. 30,
  thousands)       2009       2009       2008       2008       2008
 -------------  ---------- ---------- ---------- ---------- ----------

 LOAN BALANCES
 -------------

 Real estate
  Commercial
   real estate
   loans
   Non-farm/non-
    residential    794,675 $  814,353 $  816,603 $  798,447 $  787,824
   Construction/
    land
    development    347,028    336,941    320,398    339,691    353,415
   Agricultural     38,379     16,943     23,603     25,097     24,033
  Residential
   real estate
   loans
   Residential
    1-4 family     407,642    395,688    391,255    376,722    365,577
   Multifamily
    residential     72,673     61,751     56,440     61,341     74,065
                ---------- ---------- ---------- ---------- ----------
 Total real
  estate         1,660,397  1,625,676  1,608,299  1,601,298  1,604,914
 Consumer           41,814     43,354     46,615     49,600     54,060
 Commercial and
  industrial       224,043    250,172    255,153    255,933    238,870
 Agricultural       21,566     23,706     23,625     38,431     33,794
 Other              24,884     23,664     22,540     22,661     19,634
                ---------- ---------- ---------- ---------- ----------
  Total loans
   receivable
   before
   allowance for
   loan losses   1,972,704  1,966,572  1,956,232  1,967,923  1,951,272
 Allowance for
  loan losses       41,804     40,822     40,385     36,372     36,563
                ---------- ---------- ---------- ---------- ----------
 Total loans
  receivable,
  net           $1,930,900 $1,925,750 $1,915,847 $1,931,551 $1,914,709
                ========== ========== ========== ========== ==========

 Loans to
  deposits          107.68%    107.09%    105.86%    102.87%    102.60%

 ALLOWANCE FOR
  LOAN LOSSES
 -------------

 Balance,
  beginning of
  period        $   40,822 $   40,385 $   36,372 $   36,563 $   37,075
 Loans charged
  off                2,324      1,015     16,141      1,673      2,483
 Recoveries of
  loans
  previously
  charged off          556        452         90         43      1,267
                ---------- ---------- ---------- ---------- ----------
  Net loans
   charged off       1,768        563     16,051      1,630      1,216
 Provision for
  loan losses        2,750      1,000     20,064      1,439        704
                ---------- ---------- ---------- ---------- ----------
 Balance, end
  of period     $   41,804 $   40,822 $   40,385 $   36,372 $   36,563
                ========== ========== ========== ========== ==========

 Net charge-offs
  to average
  loans               0.36%      0.12%      3.23%      0.33%      0.26%
 Allowance for
  loan losses to
  total loans         2.12%      2.08%      2.06%      1.85%      1.87%

 NON-PERFORMING
     ASSETS
 --------------

 Non-performing
  loans
  Non-accrual
   loans        $   29,977 $   24,024 $   28,524 $   15,571 $   11,772
  Loans past due
   90 days or
   more              5,291        284      1,374        490        446
                ---------- ---------- ---------- ---------- ----------
   Total non-
    performing
    loans           35,268     24,308     29,898     16,061     12,218
                ---------- ---------- ---------- ---------- ----------
 Other non-
  performing
  assets
  Foreclosed
   assets held
   for sale         17,606     15,397      6,763      9,392      5,284
  Non-accrual
   investments          --         --         --      3,860      3,860
  Other non-
   performing
   assets                2          2         16         13         59
                ---------- ---------- ---------- ---------- ----------
   Total other
    non-
    performing
    assets          17,608     15,399      6,779     13,265      9,203
                ---------- ---------- ---------- ---------- ----------
   Total non-
    performing
    assets      $   52,876 $   39,707 $   36,677 $   29,326 $   21,421
                ========== ========== ========== ========== ==========

 Allowance for
  loan losses to
  non-performing
  loans             118.53%    167.94%    135.08%    226.46%    299.26%
 Non-performing
  loans to total
  loans               1.79%      1.24%      1.53%      0.82%      0.63%
 Non-performing
  assets to
  total assets        2.05%      1.54%      1.42%      1.11%      0.82%

                        Home BancShares, Inc.
                   Consolidated Net Interest Margin
                             (Unaudited)

                                    Three Months Ended
                    ---------------------------------------------------
                          June 30, 2009            March 31, 2009
                    ------------------------- -------------------------
 (Dollars in         Average   Income/ Yield/  Average   Income/ Yield/
  thousands)         Balance   Expense  Rate   Balance   Expense  Rate
 -----------------  ---------- ------- ------ ---------- ------- ------

      ASSETS
      ------
 Earning assets
  Interest-bearing
   balances due from
   banks            $    5,854 $     8  0.55% $    8,604 $    12  0.57%
  Federal funds sold    11,513       4  0.14%     13,846       7  0.21%
  Investment
   securities -
   taxable             209,597   2,252  4.31%    230,762   2,653  4.66%
  Investment
   securities -
   non-taxable - FTE   120,364   2,146  7.15%    117,082   2,064  7.15%
  Loans receivable
   - FTE             1,979,837  29,509  5.98%  1,966,934  29,237  6.03%
                    ---------- -------        ---------- -------
   Total interest-
    earning assets   2,327,165  33,919  5.85%  2,337,228  33,973  5.89%
                               -------                   -------
  Non-earning assets   263,118                   261,009
                    ----------                ----------
   Total assets     $2,590,283                $2,598,237
                    ==========                ==========

  LIABILITIES AND
   SHAREHOLDERS'
   EQUITY
  ---------------
 Liabilities
  Interest-bearing
   liabilities

   Savings and
    interest-bearing
    transaction
    accounts        $  674,055 $ 1,176  0.70% $  667,281 $ 1,285  0.78%
   Time deposits       872,895   5,955  2.74%    913,504   6,833  3.03%
                    ---------- -------        ---------- -------
    Total interest-
     bearing
     deposits        1,546,950   7,131  1.85%  1,580,785   8,118  2.08%
   Federal funds
    purchased            5,103       2  0.16%      3,790       2  0.21%
   Securities sold
    under agreement
    to repurchase       72,037     124  0.69%     84,730     111  0.53%
   FHLB borrowed
    funds              277,702   2,359  3.41%    280,876   2,390  3.45%
   Subordinated
    debentures          47,543     659  5.56%     47,566     676  5.76%
                    ---------- -------        ---------- -------
    Total interest-
     bearing
     liabilities     1,949,335  10,275  2.11%  1,997,747  11,297  2.29%
                               -------                   -------
  Non-interest
   bearing
   liabilities
   Non-interest
    bearing
    deposits           285,637                   264,595
   Other liabilities    13,219                     7,786
                    ----------                ----------
    Total
     liabilities     2,248,191                 2,270,128
  Shareholders'
   equity              342,092                   328,109
                    ----------                ----------
   Total liabilities
    and
    shareholders'
    equity          $2,590,283                $2,598,237
                    ==========                ==========
  Net interest
   spread                               3.74%                     3.60%
  Net interest
   income and margin
   - FTE                       $23,644  4.08%            $22,676  3.93%
                               =======                   =======

                        Home BancShares, Inc.
                   Consolidated Net Interest Margin
                             (Unaudited)

                                      Six Months Ended
                    ---------------------------------------------------
                          June 30, 2009             June 30, 2008
                    ------------------------- -------------------------
 (Dollars in         Average   Income/ Yield/  Average   Income/ Yield/
  thousands)         Balance   Expense  Rate   Balance   Expense  Rate
 -----------------  ---------- ------- ------ ---------- ------- ------
      ASSETS
      ------
 Earning assets
  Interest-bearing
   balances due from
   banks            $    7,221 $    20  0.56% $    5,245 $    92  3.53%
  Federal funds sold    12,673      11  0.18%     20,919     265  2.55%
  Investment
   securities -
   taxable             220,130   4,905  4.49%    300,502   6,758  4.52%
  Investment
   securities -
   non-taxable - FTE   118,723   4,210  7.15%    110,198   3,720  6.79%
  Loans receivable
   - FTE             1,973,420  58,746  6.00%  1,873,371  65,569  7.04%
                    ---------- -------        ---------- -------
   Total interest-
    earning assets   2,332,167  67,892  5.87%  2,310,235  76,404  6.65%
                               -------                   -------
  Non-earning assets   262,071                   249,719
                    ----------                ----------
   Total assets     $2,594,238                $2,559,954
                    ==========                ==========

  LIABILITIES AND
   SHAREHOLDERS'
   EQUITY
  ---------------
 Liabilities
  Interest-bearing
   liabilities
   Savings and
    interest-bearing
    transaction
    accounts        $  670,687 $ 2,461  0.74% $  674,159 $ 6,171  1.84%
   Time deposits       893,087  12,788  2.89%    921,009  18,970  4.14%
                    ---------- -------        ---------- -------
    Total interest-
     bearing
     deposits        1,563,774  15,249  1.97%  1,595,168  25,141  3.17%
  Federal funds
   purchased             4,450       4  0.18%      4,987      89  3.59%
  Securities sold
   under agreement
   to repurchase        78,348     235  0.60%    113,007     955  1.70%
  FHLB borrowed
   funds               279,280   4,749  3.43%    259,583   4,634  3.59%
  Subordinated
   debentures           47,554   1,335  5.66%     47,645   1,545  6.52%
                    ---------- -------        ---------- -------
   Total interest-
    bearing
    liabilities      1,973,406  21,572  2.20%  2,020,390  32,364  3.22%
                               -------                   -------
  Non-interest
   bearing
   liabilities
   Non-interest
    bearing deposits   275,175                   239,588
   Other liabilities    10,517                    14,825
                    ----------                ----------
    Total
     liabilities     2,259,098                 2,274,803
 Shareholders'
  equity               335,140                   285,151
                    ----------                ----------
   Total liabilities
    and
    shareholders'
    equity          $2,594,238                $2,559,954
                    ==========                ==========
 Net interest spread                    3.67%                     3.43%
 Net interest income
  and margin - FTE             $46,320  4.01%            $44,040  3.83%
                               =======                   =======

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770